Exhibit 10.10

CROSS-COLLATERAL AND CROSS DEFAULT AGREEMENT

This agreement is entered into this 1st day of October, 2007 by and among Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (“WFBC”), and MPC Computers, LLC (“MPC”), MPC-G, LLC (“MPC-G”), MPC Solutions Sales, LLC (“MPC-Sales”), Gateway Companies, Inc. (“GCI”) and MPC-Pro, LLC (“MPC-Pro”).

Recitals

A.           WFBC and MPC are parties to an Account Purchase Agreement dated November 16, 2006 (the “MPC Agreement”).

B.             WFBC has a security interest in Accounts Receivable of MPC pursuant to the MPC Agreement.

C.             WFBC and MPC-G are parties to an Account Purchase Agreement dated November 16, 2006 (the “MPC-G Agreement”).

D.            WFBC has a security interest in Accounts Receivable of MPC-G pursuant to the MPC-G Agreement.

E.              WFBC and MPC-Sales are parties to an Account Purchase Agreement dated November 16, 2006 (the “MPC-Sales Agreement”).

F.              WFBC has a security interest in Accounts Receivable of MPC-Sales pursuant to the MPC-Sales Agreement.

G.             WFBC and GCI are parties to an Account Purchase Agreement dated October 1, 2007 (the “GCI Agreement”).

H.            WFBC and MPC-Pro are parties to an Account Purchase Agreement dated October 1, 2007 (the “MPC-Sales Agreement”).

I.                 WFBC has a security interest in Accounts Receivable of MPC-Pro pursuant to the MPC-Sales Agreement.

J.                MPC desires to sell receivables to WFBC pursuant to the MPC Agreement.

K.            MPC-G desires to sell receivables to WFBC pursuant to the MPC-G Agreement.

L.              MPC-Sales desires to sell receivables to WFBC pursuant to the MPC-Sales Agreement.

M.         GCI desires to sell receivables to WFBC pursuant to the GCI Agreement.

N.            MPC-Pro desires to sell receivables to WFBC pursuant to the MPC-Sales Agreement.

O.            Before purchasing receivables from MPC, MPC-G, MPC-Sales, GCI and MPC-Pro, WFBC requires that the obligations of MPC under the MPC Agreement, those of MPC-G under the MPC-G Agreement, those of MPC-Sales under the MPC-Sales Agreement, those of GCI under the GCI Agreement and those of MPC-Pro under the MPC-Pro Agreement be cross-defaulted and the security for such obligations be cross-collateralized.

Agreement

In consideration of the foregoing, and other good and valuable consideration the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.               MPC agrees that the security interest granted in Section 5.01 of its agreement with WFBC shall secure the repayment of all obligations due to WFBC under the MPC Agreement, the MPC-G Agreement, MPC-Sales Agreement, the GCI Agreement and the MPC-Pro Agreement.

2.               MPC-G agrees that the security interest granted in Section 5.01 of its agreement with WFBC shall secure the repayment of all obligations due to WFBC under the MPC-G Agreement, the MPC Agreement, the MPC-Sales, the GCI Agreement and the MPC-Pro Agreement.

3.               MPC-Sales agrees that the security interest granted in Section 5.01 of its agreement with WFBC shall secure the repayment of all obligations due to WFBC under the MPC-Sales Agreement, the MPC Agreement, the MPC-G Agreement, the GCI Agreement and the MPC-Pro Agreement.

4.               GCI agrees that the security interest granted in Section 5.01 of its agreement with WFBC shall secure the repayment of all obligations due to WFBC under the MPC-Pro Agreement, the MPC Agreement, the MPC-Sales Agreement, the GCI Agreement and the MPC-G Agreement.

5.               MPC-Pro agrees that the security interest granted in Section 5.01 of its agreement with WFBC shall secure the repayment of all obligations due to WFBC under the MPC-Pro Agreement, the MPC Agreement, the MPC-Sales Agreement, the GCI Agreement and the MPC-G Agreement.

6.               MPC, MPC-G, MPC-Sales, GCI and MPC-Pro agree that the occurrence of an Event of Default under any of the Account Purchase Agreements shall constitute an Event of Default under all of the Account Purchase Agreements.

7.               MPC, MPC-G, MPC-Sales, GCI and MPC-Pro agree to provide WFBC such further documentation as it might request in order to perfect its rights hereunder.

8.               This agreement shall remain in effect as long as there remain any obligations due or potentially due to WFBC under the MPC Agreement, the MPC-G Agreement, the MPC-Sales Agreement or the MPC-Pro Agreement.

In witness whereof, this agreement is entered into as of the date first set forth above.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	Matthew Howe
(Print)

By:	/s/ Matthew Howe
(Sign)

Its:	Vice President

MPC Computers, LLC
By: GTG PC Holdings, LLC
Its: Sole Manager and Member

By:	Curtis Akey
(Print)

By:	/s/ Curtis Akey
(Sign)

Its:	Vice President

MPC-G, LLC
By: MPC Computers, LLC
Its: Sole Manager and Member

By:	Curtis Akey
(Print)

By:	/s/ Curtis Akey
(Sign)

Its:	Vice President

MPC Solutions Sales, LLC
By: MPC Computers, LLC
Its: Sole Manager and Member

By:	Curtis Akey
(Print)

By:	/s/ Curtis Akey
(Sign)

Its:	Vice President

MPC-Pro, LLC
By: MPC Corporation
Its: Sole Manager and Member

By:	Curtis Akey
(Print)

By:	/s/ Curtis Akey
(Sign)

Its:	Vice President

Gateway Companies, Inc.

By:	Curtis Akey
(Print)

By:	/s/ Curtis Akey
(Sign)

Its:	Vice President